As filed with the U.S. Securities and Exchange Commission on December 10, 2018
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23164

USCA Fund Trust
 (Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
 (Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

USCA Fund Trust

USCA Premium Buy-Write Fund

Annual Report
September 30, 2018

USCA Fund Trust

USCA Fund Trust
Shareholder Letter
September 30, 2018

Dear Shareholder,

This is the annual report for the USCA Premium Buy-Write Fund (SHLDX) for the fiscal year ending September 30, 2018.  The market ended 2017 very strong and continued in January by hitting new all-time highs.  Fears of higher interest rates were blamed for the market drop of almost 10% in February. We used the market weakness to add to defensive stocks such as Utilities, Consumer Staples and Healthcare.  The market gradually recovered, primarily due to good earnings gains, and made a new high in September, after which our defensive positions began to benefit the portfolio.  For the period, the total return, including dividends, for the Institutional Class shares of the Fund was 4.74%. The Fund’s relative performance can be broken down into two distinct time periods over the past fiscal year: before January 26th and after January 26th. In the before period, the Fund underperformed due to our significant underweight to Technology (relative to our index) and the defensive nature of the calls written against our stocks. In the period after, we outperformed due to our overweights to Health Care, Staples and Utilities (relative to our index) and the defensive nature of calls written against our stocks. In other words, we have maintained the belief that the market’s positive growth expectations would change, and they did in late January.

Market Environment

We have been in the longest running bull market in the history of our stock market these past 10 years. The bull market began in March 2009 (following the massive liquidity squeeze of 2008) as the “Quantitative Easing” program embarked upon by the Federal Reserve (leading to a 0% Federal Funds Rate) propelled the U.S. stock market up 385% through September 30, 2018.  For almost 10 years the yield on the S&P 500 was higher than that of 2-Year Treasuries, resulting in the often-quoted mantra for stock market bulls, TINA (“There Is No Alternative”).   December 2017 marked the end of TINA and after eight rate hikes by the Federal Reserve, 2-Year Treasuries yielded almost 1% more than that of the S&P 500 at the end of September 2018.  Going forward, we believe the stock market will be dominated more by fundamentals, such as earnings and dividends, and less by the manipulation of interest rates.  We believe that development is a long-term positive, but it is a change that, as we mentioned last year, will result in greater volatility.  We have seen that volatility manifest itself several times this year.

Outlook and Strategy

Stock market investors have reacted negatively to data points that indicate either the Federal Reserve will raise interest rates too quickly or inflation may be gaining steam, leading to the same result. Historically, the Fed has reacted strongly to signs of inflation with rate hikes that many believe have been a factor in causing recessions.  Government statistics recently reflect that there are more job openings than workers available to fill them.  That is a condition that may lead to some inflationary pressures and a restrictive Federal Reserve.  However, the relative economic weakness in Europe and Asia may temper the Federal Reserve’s ability to raise interest rates.  We expect these two competing forces to remain unresolved for several quarters.  Daily volatility with no clear longer-term trend is the result of unresolved fundamental forces.  That is what we have had in the past few months and what is likely over the coming quarters, an ideal condition for the Fund’s buy/write strategy.  In addition to selling call options on our positions, we attempt to reduce our risk of loss by screening for certain characteristics.  As a result, as of September 30, 2018, our average security when compared to the average security in the S&P 500 has a higher trailing 12-month dividend yield, a lower price-to-earnings ratio, a lower price-to-cash flow ratio, a lower price-to-sales ratio, a lower long-term debt-to-capital ratio, and a lower Beta to the S&P 500.  We expect that our process will result in returns that are less volatile than those of the S&P 500 while still providing a competitive return.

Thank You

We are grateful to our shareholders for your trust.  We believe that trust is well placed.  Our confidence in our process is confirmed by the fact that the two largest investors in the Fund are the Portfolio Managers, Davis and Kelly Rushing.

Earnings growth is not representative of the Fund’s future performance.

Must be preceded or accompanied by a prospectus.

The USCA Premium Buy-Write Fund is distributed by Quasar Distributors, LLC.  USCA Asset Management LLC, the fund’s adviser and a wholly-owned subsidiary of U.S. Capital Advisors LLC, is not affiliated with Quasar Distributors, LLC.

Mutual fund investing involves risk.  Principal loss is possible.  There is no assurance that the USCA Premium Buy-Write Fund will achieve its investment objectives.  Selling covered call or stock index options will limit the fund’s gain, if any, on its underlying securities and the Fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses. Past performance is no assurance of future results.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedules of investments and options written section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Indices and Glossary of Terms

S&P 500 Index.  The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole.  The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes.  This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index.  The index selects its companies based upon their market size, liquidity, and sector.  The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

CBOE BuyWrite Index.  The CBOE BuyWrite Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this index.

Dividend.  A dividend is a payment made by a company to its shareholders, usually as a distribution of profits.  Distributions may be made in cash or in the issue of further shares.

Price-to-Earnings Ratio.  The ratio of a company’s stock price to the company’s earnings per share.

Price-to-Cash Flow Ratio. The ratio of a company’s market price to its operating cash flow.

Price-to-Sales Ratio. The ratio of a company’s market price to its revenue per share.

Long-Term Debt-to-Capital Ratio.  The ratio of a company’s long-term interest bearing liabilities to its total capital.

Beta: A measure of volatility or risk of a security or portfolio relative to a benchmark.

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and compared carefully before investing.  To obtain a copy of the Fund’s prospectus, please visit our website at www.uscashield.com or call (888) 601-8722 and a copy will be sent to you free of charge.

USCA Fund Trust
USCA Premium Buy-Write Fund
September 30, 2018 (Unaudited)

Hypothetical Growth of a $10,000 Investment

Average Annual Returns
For Periods Ended September 30, 2018 (Unaudited)

			Since	Inception
	1 Year	5 Year	Inception	Date
Institutional Class	4.74%	n/a	5.47%	11/29/16

S&P 500 Index	17.91%	n/a	18.79%	11/29/16

CBOE S&P 500 BuyWrite Index	9.76%	n/a	10.82%	11/29/16

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns greater than one year are annualized. The Fund’s total annual operating expense ratio, gross of any fee waiver, is 2.94% for Institutional Class shares per the Fund’s prospectus dated January 8, 2018. Performance data current to the most recent month end may be obtained by contacting the Fund at (888) 601-8722.

The Institutional Class shares were first available on November 29, 2016.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USCA Fund Trust
USCA Premium Buy-Write Fund
September 30, 2018 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2018 to September 30, 2018.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning Account	Ending Account	During Period(2)	Net Annualized
Share Class(1)	Value (04/01/18)	Value (09/30/18)	(04/01/18 to 09/30/18)	Expense Ratio
Institutional Class Shares
Actual	$1,000.00	$1,056.80	$5.93	1.15%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

(1)	No information is provided for Investor Class shares because shares of that class had not yet been issued as of September 30, 2018.
(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period), for Institutional Class shares.

USCA Premium Buy-Write Fund
Allocation of Fund Holdings
As of September 30, 2018 (Unaudited)
(expressed as a percentage of net asset value)

Please see Schedule of Investments for a detailed listing of the Fund's holdings.

USCA Premium Buy-Write Fund
Schedule of Investments
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 87.01%(a,b)
Communications - 7.66%
AT&T Inc.	13,500	$453,330
Comcast Corporation	11,500	407,215
Verizon Communications, Inc.	7,500	400,425
The Walt Disney Co.	3,500	409,290
		1,670,260
Consumer Discretionary - 4.41%
Hasbro, Inc.	3,400	357,408
Macy’s, Inc.	7,500	260,475
Newell Brands, Inc.	17,000	345,100
		962,983
Consumer Staples - 17.05%
Archer-Daniels-Midland Company	8,500	427,295
Bunge Limited(c)	5,500	377,905
Dollar General Corporation	3,900	426,270
Hormel Foods Corp.	11,000	433,400
Kimberly-Clark Corporation	3,700	420,468
The Procter & Gamble Company	5,200	432,796
Tyson Foods, Inc.	6,500	386,945
Walgreens Boots Alliance, Inc.	6,000	437,400
Walmart Inc.	4,000	375,640
		3,718,119
Energy - 6.54%
Cabot Oil & Gas Corporation	15,000	337,800
EOG Resources, Inc.	3,200	408,224
EQT Corporation	6,500	287,495
The Williams Companies, Inc.	14,500	394,255
		1,427,774
Financials - 8.90%
Aflac Incorporated	9,000	423,630
Bank of America Corp.	13,000	382,980
The Charles Schwab Corp	6,500	319,475
Prudential Financial, Inc.	4,200	425,544
The Travelers Companies, Inc.	3,000	389,130
		1,940,759
The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Investments - (continued)
September 30, 2018
	Shares	Fair Value
Health Care - 18.87%
Amgen, Inc.	2,000	$414,580
Bristol-Myers Squibb Company	7,000	434,560
CVS Health Corporation	6,000	472,320
Eli Lilly & Co.	3,600	386,316
Gilead Sciences, Inc.	5,500	424,655
Johnson & Johnson	3,200	442,144
Medtronic Public Limited Company(c)	4,000	393,480
Merck & Co, Inc.	6,000	425,640
Novartis AG ADR(c)	3,000	258,480
Pfizer Inc.	10,500	462,735
		4,114,910
Industrials - 1.72%
Paccar, Inc.	5,500	375,045

Materials - 4.69%
Dowdupont Inc.	5,400	347,274
Eastman Chemical Company	3,700	354,164
WestRock Co.	6,000	320,640
		1,022,078
Technology - 10.87%
Apple, Inc.	1,800	406,332
Cisco Systems, Inc.	9,000	437,850
Intel Corporation	7,200	340,488
Microsoft Corporation	3,700	423,169
Oracle Corporation	7,500	386,700
Texas Instruments Incorporated	3,500	375,515
		2,370,054
Utilities - 6.30%
American Electric Power Company, Inc.	6,000	425,280
Duke Energy Corporation	5,000	400,100
NextEra Energy, Inc.	2,600	435,760
The Southern Company	2,600	113,360
		1,374,500

TOTAL COMMON STOCKS (Cost $17,735,259)		18,976,482

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Investments - (continued)
September 30, 2018
	Shares	Fair Value
MASTER LIMITED PARTNERSHIPS - 1.97%(a,b)
Energy - 1.97%
Enterprise Products Partners LP	15,000	$430,950

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $370,276)		430,950

REAL ESTATE INVESTMENT TRUSTS (“REITS”) - 1.63%(a,b)
Financials - 1.63%
Weyerhaeuser Co.	11,000	354,970

TOTAL REAL ESTATE INVESTMENT TRUSTS (“REITS”) (Cost $378,168)		354,970

EXCHANGE TRADED FUNDS (“ETFS”) - 3.28%(a,b)
Exchange Traded Funds - 3.28%
iShares 20+ Year Treasury Bond ETF	3,500	410,445
SPDR Gold Shares	2,700	304,452
		714,897

TOTAL EXCHANGE TRADED FUNDS (“ETFS”) (Cost $740,666)		714,897

MONEY MARKET FUND - 9.30%(a)
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 1.97%(d)	2,029,178	2,029,178

TOTAL MONEY MARKET FUNDS (Cost $2,029,178)		2,029,178

Total Investments (Cost $21,253,547) - 103.19%(a)		$22,506,477
Total Value of Options Written (Premiums received $500,001) - (2.46%)(a)		(536,675)
Other Liabilities in Excess of Assets - (0.73)%(a)		(159,629)
TOTAL NET ASSETS - 100.00%		$21,810,173

Footnotes
ADR American Depository Receipt
(a)	Percentages are stated as a percent of net assets.
(b)
All or a portion of the securities represents collateral for outstanding call option contracts written.  As of September 30, 2018, the total value of collateral securities for outstanding call option contracts written was $20,477,299.

(c)	Foreign issued security.
(d)	Rate reported is the 7-day current yield as of September 30, 2018.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Options Written
September 30, 2018

	Expiration			Notional
Call Options Written	Date	Strike Price	Contracts	Amount	Fair Value
Aflac Incorporated	November 2018	$45.00	90	$(405,000)	$(24,840)
American Electric Power Company, Inc.	November 2018	72.50	60	(435,000)	(4,800)
Amgen, Inc.	October 2018	195.00	20	(390,000)	(26,200)
Apple, Inc.	October 2018	205.00	18	(369,000)	(38,520)
Archer-Daniels-Midland Company	October 2018	50.00	85	(425,000)	(7,480)
AT&T Inc.	October 2018	33.00	25	(82,500)	(1,825)
AT&T Inc.	January 2019	35.00	110	(385,000)	(5,940)
Bank of America Corp.	November 2018	31.00	130	(403,000)	(5,135)
Bristol-Myers Squibb Company	December 2018	65.00	70	(455,000)	(8,330)
Bunge Ltd.	October 2018	67.50	55	(371,250)	(11,825)
Cabot Oil & Gas Corporation	October 2018	25.00	30	(75,000)	(300)
Cabot Oil & Gas Corporation	October 2018	24.00	60	(144,000)	(1,200)
Cabot Oil & Gas Corporation	October 2018	23.00	60	(138,000)	(2,700)
The Charles Schwab Corp	December 2018	55.00	65	(357,500)	(2,438)
Cisco Systems, Inc.	October 2018	43.00	10	(43,000)	(5,625)
Cisco Systems, Inc.	October 2018	47.00	80	(376,000)	(14,160)
Comcast Corporation	October 2018	37.50	115	(431,250)	(1,035)
CVS Health Corporation	October 2018	72.50	60	(435,000)	(38,250)
Dollar General Corporation	November 2018	110.00	39	(429,000)	(11,212)
Dowdupont Inc.	December 2018	72.50	54	(391,500)	(1,755)
Duke Energy Corporation	October 2018	82.50	50	(412,500)	(1,250)
Eastman Chemical Company	October 2018	100.00	37	(370,000)	(1,110)
Eli Lilly & Co.	November 2018	100.00	36	(360,000)	(30,870)
Enterprise Products Partners LP	October 2018	30.00	150	(450,000)	(1,125)
EOG Resources, Inc.	October 2018	125.00	32	(400,000)	(13,600)
EQT Corporation	October 2018	52.50	5	(26,250)	(25)
EQT Corporation	December 2018	57.50	60	(345,000)	(1,500)
Gilead Sciences, Inc.	October 2018	80.00	2	(16,000)	(91)
Gilead Sciences, Inc.	November 2018	80.00	53	(424,000)	(9,169)
Hasbro, Inc.	October 2018	100.00	34	(340,000)	(19,380)
Hormel Foods Corp.	October 2018	40.00	110	(440,000)	(3,850)
Intel Corporation	November 2018	49.00	72	(352,800)	(7,848)
iShares 20+ Year Treasury Bond ETF	October 2018	123.00	17	(209,100)	(42)
iShares 20+ Year Treasury Bond ETF	November 2018	120.00	18	(216,000)	(882)
Johnson & Johnson	October 2018	130.00	13	(169,000)	(11,212)
Johnson & Johnson	November 2018	140.00	19	(266,000)	(4,778)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Premium Buy-Write Fund
Schedule of Options Written  - (continued)
September 30, 2018
	Expiration			Notional
Call Options Written	Date	Strike Price	Contracts	Amount	Fair Value
Kimberly-Clark Corporation	October 2018	$115.00	37	$(425,500)	$(5,180)
Macy’s, Inc.	October 2018	36.00	75	(270,000)	(3,862)
Medtronic Public Limited Company	November 2018	95.00	40	(380,000)	(18,600)
Merck & Co, Inc.	October 2018	70.00	60	(420,000)	(10,020)
Microsoft Corporation	October 2018	110.00	37	(407,000)	(18,963)
Newell Brands, Inc.	October 2018	23.00	25	(57,500)	(188)
Newell Brands, Inc.	October 2018	24.00	25	(60,000)	(63)
Newell Brands, Inc.	December 2018	26.00	120	(312,000)	(1,800)
NextEra Energy, Inc.	October 2018	175.00	24	(420,000)	(600)
NextEra Energy, Inc.	November 2018	170.00	2	(34,000)	(565)
Novartis AG ADR	October 2018	87.50	30	(262,500)	(2,550)
Oracle Corporation	October 2018	50.00	75	(375,000)	(13,463)
Paccar, Inc.	November 2018	70.00	55	(385,000)	(9,763)
Pfizer Inc.	October 2018	40.00	105	(420,000)	(43,837)
The Procter & Gamble Company	October 2018	82.50	50	(412,500)	(8,025)
The Procter & Gamble Company	November 2018	85.00	2	(17,000)	(185)
Prudential Financial, Inc.	December 2018	105.00	42	(441,000)	(10,080)
The Southern Company	November 2018	45.00	26	(117,000)	(1,326)
SPDR Gold Shares	December 2018	125.00	27	(337,500)	(473)
Texas Instruments, Inc.	October 2018	110.00	35	(385,000)	(3,465)
The Travelers Companies, Inc.	October 2018	130.00	30	(390,000)	(6,900)
Tyson Foods, Inc.	October 2018	65.00	53	(344,500)	(133)
Tyson Foods, Inc.	November 2018	62.50	12	(75,000)	(1,080)
Verizon Communications, Inc.	October 2018	52.50	75	(393,750)	(8,400)
Walgreens Boots Alliance, Inc.	October 2018	70.00	60	(420,000)	(22,650)
Walmart Inc.	November 2018	97.50	40	(390,000)	(6,560)
The Walt Disney Co.	November 2018	115.00	35	(402,500)	(16,187)
WestRock Co.	October 2018	57.50	60	(345,000)	(600)
Weyerhaeuser Co.	October 2018	36.00	110	(396,000)	(275)
The Williams Companies, Inc.	October 2018	30.00	120	(360,000)	(240)
The Williams Companies, Inc.	November 2018	29.00	5	(14,500)	(120)
The Williams Companies, Inc.	November 2018	30.00	20	(60,000)	(220)

Total Value of Call Options Written (Premiums received $500,001)				$(20,867,400)	$(536,675)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Assets & Liabilities
September 30, 2018
USCA Premium Buy-Write Fund
Assets
Investments, at fair value (cost $21,253,547)	$22,506,477
Dividend and interest receivable	17,770
Receivable for investments sold	2,000
Receivable for Fund shares sold	10,000
Prepaid expenses	4,576
Total Assets	22,540,823

Liabilities
Options written, at fair value (premiums received $500,001)	536,675
Payable for investments purchased	128,284
Payable to Adviser, net	4,988
Accrued administration expense	12,205
Accrued Trustee fees	3,749
Accrued expenses and other liabilities	44,749
Total Liabilities	730,650

Net Assets	$21,810,173

Net Assets Consist of:
Paid in capital	$21,017,800
Total distributable earnings	792,373
Net Assets	$21,810,173

Institutional Class
Net assets applicable to outstanding shares	$21,810,173
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,061,398
Net asset value per share outstanding	$10.58

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Operations
For the Year Ended September 30, 2018

USCA Premium Buy-Write Fund
Investment Income
Dividend income (Net of foreign taxes withheld of $1,775)	$440,783
Interest income	27,108
Total Investment Income	467,891
Expenses
Investment advisory fees	148,705
Portfolio accounting and administration fees	90,291
Legal fees	31,868
Transfer agent fees and expenses	31,336
Custody fees	19,710
Audit and tax return	17,001
Trustees’ fees	16,249
Registration fees	12,936
Offering costs	3,148
Other expenses	14,599
Total Expenses Before Waiver/Reimbursement	385,843
(Waiver/Reimbursement by Adviser) / Recoupment by Adviser	(166,598)
Net Expenses	219,245
Net Investment Income	248,646
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of investments	283,765
Net realized loss on written option contracts	(576,745)
Net change in unrealized appreciation on investments	825,979
Net change in unrealized appreciation on written option contracts	151,376
Net Gain from Investments	684,375
Net Increase in Net Assets Resulting from Operations	$933,021

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Changes in Net Assets
	USCA Premium Buy-Write Fund
	For the	Period From
	Year Ended	November 29, 2016(1) to
	September 30, 2018	September 30, 2017

Change in Net Assets Resulting from Operations
Net investment income	$248,646	$122,867
Net realized gain (loss)	(292,980)	193,172
Net change in unrealized appreciation on investments and written option contracts	977,355	238,901
Net Increase in Net Assets Resulting from Operations	933,021	554,940

Dividends Paid to Shareholders
Net dividends	(622,853)	(72,886)
Change in Net Assets from Dividends Paid to Shareholders	(622,853)	(72,886	)(2)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	7,391,925	14,169,219
Reinvestment of distributions	550,338	63,741
Payments for shares redeemed	(927,107)	(330,165)
Net Increase in Net Assets Resulting from Capital Transactions	7,015,156	13,902,795

Net Increase in Net Assets	7,325,324	14,384,849
Net Assets, Beginning of Period	14,484,849	100,000
Net Assets, End of Period	$21,810,173	$14,484,849	(3)

(1) Commencement of operations.
(2) Includes net investment income distributions of $72,886.
(3) Includes accumulated undistributed net investment income of $49,908.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Financial Highlights
	Institutional Class
	USCA Premium Buy-Write Fund
	For the	Period from
	Year Ended	November 29, 2016(1) to
	September 30, 2018	September 30, 2017

Per Share Operating Performance(2)
Beginning net asset value	$10.47	$10.00

Gain From Investment Operations
Net investment income(3)	0.13	0.11
Net gain from investments	0.35	0.42

Total from Investment Operations	0.48	0.53

Dividends Paid to Shareholders
Distributions from net investment income	(0.13)	(0.06)
Distributions from net realized gains	(0.25)	—

Total Distributions	(0.37)	(0.06)

Ending Net Asset Value	$10.58	$10.47

Total return	4.74%	5.30	%(4)

Supplemental Data and Ratios
Net assets, end of period	$21,810,173	$14,484,849
Ratio of expenses to average net assets before waiver	2.02%	2.91	%(5)
Ratio of expenses to average net assets after waiver	1.15%	1.15	%(5)
Ratio of net investment income to average net assets before waiver	0.43%	(0.46	)%(5)
Ratio of net investment income to average net assets after waiver	1.30%	1.30	%(5)
Portfolio turnover rate	73.78%	80.96	%(4)

(1)   Commencement of operations.
(2)   Information presented relates to a share of beneficial interest outstanding through each period presented.
(3)  Calculated using average shares outstanding method.
(4)  Not annualized.
(5)  Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Notes to Financial Statements
September 30, 2018

1.          Organization
USCA Fund Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 1, 2016.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of one series, the USCA Premium Buy-Write Fund (the “Fund”).  The Fund commenced operations on November 29, 2016.  The Fund’s investment objective is to seek growth of capital and income.  The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and exchange-traded funds (“ETFs”).  The Fund defines large cap as companies with market capitalizations in excess of $5 billion.  The Fund sells (writes) call options on these stocks and ETFs to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received.  The Adviser (defined below) anticipates receiving income from dividend-paying stocks and ETFs and from option premium, although option premium is described as capital appreciation for tax and accounting purposes.

The Fund is managed by USCA Asset Management LLC (the “Adviser” or “USCA”).  The Adviser is a registered investment adviser with the Securities and Exchange Commission (“SEC”).

The Trust has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Trust’s investment program and its management and operations.

The Fund offers two classes of shares, Institutional Class and Investor Class. No information is provided in this report for Investor Class shares because shares of that class have not yet been issued as of September 30, 2018. Neither class has a front-end or back-end sales charge.  All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans (if any).  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.          Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America. The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The functional and reporting currency of the Fund is the United States Dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 6.  These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees and expenses, audit and tax fees and expenses, administrative and accounting fees and expenses, transfer agent fees and expenses, custody fees and expenses, costs of insurance, fees and travel-related expenses of the Board, and all fees and expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2018

C. Investment Valuation
All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices.  Money market funds are valued at net asset value (“NAV”). Short-term debt investments, having a maturity of 60 days or less, are generally valued at the evaluated mean.  Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem, or exchange shares.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board.  Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE close.

See Note 9 for further discussion of the valuation procedures of the Fund’s investments.

D. Federal Income Taxation
The Fund will elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification, and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses). Accordingly, no provision for federal income taxes is included in the financial statements. The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the year ended September 30, 2018, the Fund did not have a liability of any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for all tax years since inception.

E.  Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2018

F.  Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.  The actual character of amounts received during the year is not known until after the REIT fiscal year ends. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs after their tax reporting periods conclude.

G.  New Accounting Pronouncements
In August 2018, the FASB issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

H.  New Rule Issuances
Disclosure Update and Simplification

In August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment.  The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet.  Consistent with U.S. GAAP, funds will be required to disclose total distributable earnings.  The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed.  The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statements of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3.          Investment Transactions
For the year ended September 30, 2018, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $19,512,664 and $12,993,096 (excluding short-term securities), respectively.

4.          Organizational and Offering Costs
The Fund expenses organization costs as incurred. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs were accounted for as deferred costs until operations began and subsequently amortized to expense over twelve months on a straight-line basis. These organization and offering expenses were advanced by the Adviser and the Adviser agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 6).

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2018

5.          Income Taxes
The tax character of dividends paid to shareholders during the periods listed below, was as follows:

	Ordinary	Net Long Term	Return of	Total
	Income	Capital Gains	Capital	Distributions Paid
For the year September 30, 2018	$620,123	$2,730	$—	$622,853
Period from November 29, 2016 to September 30, 2017	$72,886	$—	$—	$72,886

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.  Accordingly, on September 30, 2018, for the Fund, distributable earnings were increased by $151 and paid-in capital was decreased by $151.

The following information is provided on a tax basis as of September 30, 2018:

Cost of investments	$21,288,767

Gross unrealized appreciation	$2,064,435
Gross unrealized depreciation	(846,725)
Net unrealized appreciation (depreciation)	1,217,710

Undistributed ordinary income	72,879
Undistributed long term gains	—
Other accumulated loss	(498,216)
Total distributable earnings	$792,373

The differences between book-basis and tax basis unrealized appreciation (depreciation) are primarily due to wash sales and straddles on security transactions.

Capital loss carryforwards are available to offset future taxable income.  The Fund has the following capital loss amounts:

Unlimited – Short Term	Unlimited – Long Term
$3,382	$—

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses and post-October capital losses incurred as arising on the first day of the following taxable year.  The Fund had no late-year ordinary losses and no post-October losses for the year ended September 30, 2018.

6.          Investment Advisory Services and Other Agreements
The Fund has entered into an investment advisory agreement with USCA. Under the inv estment advisory agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.78% of the Fund’s daily average net assets.  For the year ended September 30, 2018, the Fund incurred $148,705 in fees under the investment advisory agreement.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2018

Through January 31, 2020, and renewing with consent of the Board, the Adviser has contractually agreed to waive its Advisory Fee and/or pay or otherwise bear operating and other expenses including offering and organizational expenses of the Fund or a class (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and trustees, and contractual indemnification of Fund service providers)) to the extent necessary to limit the total annual Fund operating expenses to 1.15% for Institutional Class shares and 1.40% for Investor Class shares (“Operating Expense Limitation”).

Over the year ended September 30, 2018, the Adviser waived fees/reimbursed expenses of $166,598. The Adviser is permitted to recover expenses attributable to the Fund or a class thereof that the Adviser has borne in later periods to the extent that the expenses for a class of shares fall below the Operating Expense Limitation in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement (the “Agreement”), the Adviser has the right to receive reimbursement of any excess expense payments paid by the Adviser pursuant to the Agreement in future years on a rolling three-year basis (including offering and organizational expenses paid by the Adviser, but borne by the Fund, prior to the Fund’s effective date, of which the organizational costs are eligible for recoupment until three years after such amounts were waived), if such reimbursement can be achieved within the Operating Expense Limitation. The Adviser’s waived fees and expenses that are subject to potential recoupment are as follows:
			Amount
			Subject to
Fiscal Period	Amount	Amount	Potential
Incurred	Waived	Recouped	Recoupment	Expiration Date
September 8, 2016	$18,524	$—	$18,524	September 8, 2019
September 30, 2017	165,843	—	165,843	September 30, 2020
September 30, 2018	166,598	—	166,598	September 30, 2021
Total	$350,965	$—	$350,965

The Fund has engaged U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

7.          Capital Share Transactions

			Period from
			November 29, 2016(1)
	For the Year Ended		to
	September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount
Institutional Class:
Sold	713,429	$7,391,925	1,399,616	$14,169,219
Dividends Reinvested	53,407	550,338	6,197	63,741
Redeemed	(88,913)	(927,107)	(32,338)	(330,165)
Net increase	677,923	$7,015,156	1,373,475	$13,902,795

[1] Commencement of Operations

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2018

8.          Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Trust and its management and operations.  The Board exercises the same powers, authority, and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation.  The trustees who are not employed by the Adviser are each paid by the Fund a quarterly fee of $1,250.  All trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  One of the trustees is an employee of the Adviser and receives no compensation from the Fund for serving as such.  One of the trustees is a sibling of a portfolio manager and receives no compensation from the Fund for serving as a Trustee.

All of the officers of the Fund are affiliated with the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles.  The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

9.          Fair Value of Financial Instruments
As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”).  In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique used to measure fair value, including a pricing model, and/or the risk inherent in the inputs to the valuation technique).  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks(a)	$18,976,482	$—	$—	$18,976,482
Master Limited Partnerships(a)	430,950	—	—	430,950
Real Estate Investment Trusts (REITs)	354,970			354,970
Exchange Traded Funds	714,897	—	—	714,897
Money Market Fund	2,029,178	—	—	2,029,178
Total Assets	$22,506,477	$—	$—	$22,506,477

Liabilities
Written Options	$536,675	$—	$—	$536,675
Total Liabilities	$536,675	$—	$—	$536,675

(a) All other industry classifications are identified in the Schedules of Investments and Written Options.
The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the year ended September 30, 2018, there were no transfers between Level 1, Level 2 or Level 3.

10.          Derivative Financial Instruments
The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

As part of its strategy, the Fund sells (writes) call options on securities held in its portfolio (i.e., covered call options).  The strategy is designed to shield the Fund from some of the risk associated with these securities and to generate additional returns to the extent of call option premiums received.  Written covered call options limit the upside potential of a security above the strike price.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities.  The amount of the liability is adjusted daily to reflect the fair value of the written options and any change in fair value is recorded as unrealized appreciation (depreciation).  Premiums received from written options that expire are treated as realized gains.  The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received.  If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss.

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful and investors could still lose money through investing in the Fund.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2018

The Fund has adopted the disclosure provision of FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivate fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required, and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the type and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at September 30, 2018:

Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Equity risk – Written option contracts	Options written, at fair value	$536,675

The following table presents the effect of derivatives on the Statement of Operations for the year ended September 30, 2018:

Net Unrealized
	Location of		Appreciation of
Derivatives not accounted for as	Gain (Loss) on	Net Realized Loss on	Written Option
hedging instruments under ASC 815	Derivatives	Written Option Contracts	Contracts
Equity risk – Written option contacts	Options	$(576,745)	$151,376

The average notional amount of all written call options for the year ended September 30, 2018 was $18,372,075.

11.          Broker Commissions
For the period ended September 30, 2018, the Fund paid $44,385 for the execution of purchases and sales of portfolio investments to a broker-dealer affiliated with the Adviser.

12.          Subsequent Events
On October 16, 2018, the Fund paid a distribution in the amount of $0.019 per common share, for a total of $39,247.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of September 30, 2018, through the date the financial statements were issued.

USCA Fund Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders of USCA Premium Buy-Write Fund and
Board of Trustees of USCA Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of USCA Premium Buy-Write Fund (the “Fund”), a series of USCA Fund Trust, as of September 30, 2018, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 29, 2018

USCA Fund Trust
Additional Information
September 30, 2018 (Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Adviser toll free at (888) 601-8722 or on the SEC’s web site at www.sec.gov.

Board of Trustees
The Fund’s Statement of Additional Information includes additional information about the Fund’s trustees and is available upon request without charge by calling the Adviser toll free at (888) 601-8722 or by visiting the SEC’s web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,‘’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Tax Information
The Fund designates 59% of its ordinary income distribution for the period ended September 30, 2018, as qualified dividend income, 56% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders and 64% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

USCA Fund Trust
Trustees and Officers (Unaudited)
September 30, 2018

Name and Year of Birth	Position/Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustee
John Ferguson (Born 1945)	Trustee since 2016	Board of Managers at Salient Partners (investment adviser) (5/12-present), Investment Committee Member at Houston Endowment (4/14-present), Investment Committee Member at Silver Ventures (private equity firm) (9/12-present), Non- Executive Chair Investment Committee at Ascendent Advisors (1/10-present).	2	Director at ABM Industries, Inc. (integrated facility solutions provider), (12/09-present).

Robert Harvey (Born 1955)	Trustee since 2016	President and CEO at Greater Houston Partnership (economic development organization) (9/12-present).	2	Director at TRC Companies, Inc. (environmental services) (7/2007-11/2015).

Paul Wigdor (Born 1968)	Trustee since 2016	Managing Partner at Overlook 4 Holdings (2/11 - present), Managing Director at Ascendant Funds (2/11 - present), Chief Compliance Officer of Qapital Invest, LLC.	2	Global Restaurant Systems (1/13 - present), Private Communications Corp. (11/10 - present), ChartIQ (1/14 – present), Global Bridge (10/13 – 3/15), Uma Temakeria (8/14 – 11/17).

Interested Trustees and Officers
Phil Pilibosian (Born 1968)***	President and Trustee since 2016	Managing Director at US Capital Advisors LLC (10/13-present), Founder, Chief Investment Officer and President of Condera Advisors, LLC (01/03-10/13).	2	USCA All Terrain Fund (2015 – present).

USCA Fund Trust
Trustees and Officers (Continued)
September 30, 2018 (Unaudited)

Name and Year of Birth	Position/Term of Office*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Thomas V. Rushing (Born 1940)	Trustee since May 2018	Financial Consultant, Merrill Lynch Wealth Management (1978-2017).	1	n/a

OFFICERS WHO ARE NOT TRUSTEES
Officers
Chris Arnold (Born 1977)	Treasurer since 2017
Managing Director & CFO at US Capital Advisors LLC (6/17 – present), Senior Director of Accounting and Finance and Fund Treasurer at Salient Partners, L.P. (6/10 – 5/17), CFO at Salient Capital, L.P.
(1/10 – 5/17).
			n/a	n/a

Bryan Prihoda (Born 1987)	Secretary since 2016	Director at US Capital Advisors LLC (10/13 – present), Analyst at Condera Advisors, LLC (4/10 – 10/13).	n/a	n/a

Courtney Bowling (Born 1979)	Chief Compliance Officer and Anti-Money Laundering Officer since 2017	Managing Director at US Capital Advisors LLC (8/17 – present), CCO at NatAlliance Securities (5/14 - 7/17), Attorney at Texas State Securities Board (8/10 - 4/14).	n/a	n/a

*      The term of office for each trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**   The term “Fund Complex” includes the Fund and USCA All Terrain Fund, a closed-end fund.
*** Phil Pilibosian and Thomas Rushing are “Interested Trustees” of the Trust, as that term is defined under the 1940 Act, because of their affiliation with the Adviser.

USCA Fund Trust
Approval of Investment Management Agreement
September 30, 2018 (Unaudited)

In connection with the meeting held on September 9, 2018, the Board of Trustees (the “Board” or the “Trustees”) of the USCA Fund Trust (the “Trust” or the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between USCA Asset Management LLC (the “Adviser”) and the Trust.  In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Fund, the Adviser and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Performance. The Board considered the performance of the Fund, noting that the Fund underperformed its peer group and benchmark over the trailing 1-year period and since inception periods.  The Board considered the investment objective of the Fund and discussed how the adviser implemented the Fund’s investment strategy. After discussion, the Board determined that, based on the performance of the Fund relative to its peers and benchmark and the fact that the Fund only recently launched, the performance of the Fund was not unsatisfactory.

Nature, Extent and Quality of Service. The Board next considered the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the responses provided in the 15(c) Questionnaire, which included a discussion of the services provided by the Adviser and the biographical information for Messrs. Davis Rushing, Kelly Rushing, Pilibosian and Arnold, and Ms. Bowling. The Board discussed the credentials of each.  The Board considered the responsibilities of each key professional servicing the Fund, and noted the continuity of these key professionals.  The Board also highlighted that the Fund had no material compliance issues had arisen since the most recent r of the advisory agreement.

Fees & Expenses. The Board next considered the management fee of 0.775%. It noted that this was below the peer average of 0.85% and the category average of 0.89%. The Board noted that the advisory fees of the funds in the peer group ranged from 0.55% to 1.25% and that the Fund’s fee compared favorably to this group. The Board also noted that the Fund’s net expense ratio was 1.15%, which was slightly higher than the peer group average of 1.13%.  The Board noted the peer group’s net expense ratios ranged from 0.70% to 1.72%.  The Board reviewed the composition of the peer group and discussed the method for selecting peers, which included ten funds with similar strategies and asset bases to the Fund. The Board also noted the expense limitation agreement in place with respect to the Fund. The Board concluded that the advisory fee was reasonable.

Profitability. The Board also considered net profits to the Adviser from its relationship with the Fund. The Board discussed information provided by the Adviser indicating that the Adviser yet to incur a profit since inception from its relationship with the Fund under the Management Agreement.  The Board concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether the adviser had achieved economies of scale with respect to the management of the Fund. They noted the Fund’s current asset levels and considered the adviser’s expectations for growth in assets of the Fund. After further discussion, the Trustees concluded that the Fund had not attained an asset level at which economies have been achieved, but acknowledged the adviser’s willingness to discuss the matter as material asset growth was realized.

USCA Fund Trust
Approval of Investment Management Agreement (continued)
September 30, 2018 (Unaudited)

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure was reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the future shareholders of the Fund.

USCA Fund Trust
(Unaudited)

WHAT DOES USCA FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
● Social Security number and wire transfer instructions
● account transactions and transaction history
● investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons USCA Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share
your personal	Does USCA Fund Trust share
information:	information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 877-259-8722

PRIVACY NOTICE
USCA Fund Trust
(Unaudited)

What we do:
How does USCA Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA Fund Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or deposit money
● direct us to buy securities or direct us to sell your securities
● seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
● sharing for affiliates’ everyday business purposes – information about your creditworthiness.
● affiliates from using your information to market to you.
● sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● USCA Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● USCA Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● USCA Fund Trust doesn’t jointly market.

USCA Fund Trust
Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee
John Ferguson, Trustee
Robert Harvey, Trustee
Thomas V. Rushing, Trustee
Paul Wigdor, Trustee
Chris Arnold, Treasurer
Bryan Prihoda, Secretary
Courtney Bowling, Chief Compliance Officer and
Anti-Money Laundering Officer

Investment Adviser
USCA Asset Management LLC
4444 Westheimer Road, Suite G500, Houston, TX 77027

Distributor
Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC
811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830, Milwaukee ,WI 53202

Item 2. Code of Ethics.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Ferguson is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2018	Period from 11/29/2016 (inception) to 09/30/17
Audit Fees	$14,000	$14,000
Audit-Related Fees	-	-
Tax Fees	$3,000	$3,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Co applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2018	Period from 11/29/2016 (inception) to 09/30/17
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 09/30/2018	Period from 11/29/2016 (inception) to 09/30/17
Registrant	$-	$-
Registrant's Investment Adviser	$-	$-

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the "Act") and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: John Ferguson, Robert Harvey, and Paul Wigdor.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA Fund Trust

By (Signature and Title) /s/ Phil Pilibosian
                                           Phil Pilibosian, President

Date                                   December 07, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Phil Pilibosian
                                                   Phil Pilibosian, President

Date:                                   December 07, 2018

By (Signature and Title) /s/ Chris Arnold
                                           Chris Arnold, Treasurer

Date                                   December 07, 2018